Monaker Group, Inc. 8-K

Exhibit 10.2

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (this “Agreement”), made as of this 7th day of April 2021, by and among the individuals who have signed a form of page 5 of this Agreement below (each a “Signature Page”, each signatory a “Stockholder” and collectively, the “Stockholders”) and Monaker Group, Inc., a Nevada corporation (the “Company” or “Monaker”).

W I T N E S S E TH:

WHEREAS, on or around April 7, 2021, the Company issued certain shares of fully-vested common stock to each of the Stockholders (with such number of shares of common stock issued to each Stockholder, as applicable, set forth on each Stockholder’s individual Signature Page hereof, on the line “Shares”, as applicable, the “Shares”), who were then each directors of the Company, conditioned on each Stockholder entering into a form of this Agreement; and

WHEREAS, the parties hereto desire to enter into this Agreement upon the terms and conditions contained hereinafter to set forth conditions pursuant to which the Stockholder may transfer and sell the Shares.

NOW, THEREFORE, in consideration of the mutual premises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Stockholder, the parties hereto hereby agree as follows.

1.            Lock-Up. Each Stockholder, individually, and not jointly, hereby agrees that the Stockholder will not, directly or indirectly Transfer of any of the Shares until March 1, 2022, without the prior written approval of the Company. The obligations and restrictions of the Stockholder as set forth in this Section 1 are defined as the “Lock-Up”.

1.1.         “Transfer” means the direct or indirect, offer for sale, sale, pledge, hypothecation, transfer, assignment or other disposition of (or to enter into any transaction or device that is designed to, or could be expected to, result in the sale, pledge, hypothecation, transfer, assignment or other disposition at any time) (including, without limitation, by operation of law), or the entry into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of the Shares, whether any such transaction is to be settled by delivery of Shares or other securities, in cash or otherwise.

1.2.        Notwithstanding the above Section 1, a Transfer of Shares as a bona fide gift, by will or intestacy or to a family member or trust for the benefit of a family member (for purposes of this Agreement, “family member” means any relationship by blood, marriage or adoption, not more remote than first cousin); or transfers of Shares to a charity or educational institution; provided that in the case of any transfer pursuant to the foregoing clauses any such transfer shall not involve a disposition for value and each transferee shall sign and deliver to the Company a form of this Agreement and a Signature Page hereof prior to such transfer being completed.

Monaker Group, Inc.
Director Compensation Lock-Up Agreement
April 7, 2021

1.3.         Any attempted Transfer of Shares by any Stockholder which is not in compliance with the Lock-Up or which is in violation of the terms of this Agreement shall be void ab initio.

2.            Right to Reject Dispositions. In furtherance of the foregoing, Monaker and its transfer agent are hereby authorized (i) to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Agreement and (ii) to imprint on any certificate representing Shares beneficially owned by a Stockholder (or any book-entry relating to such Shares) with a legend describing the restrictions contained herein.

3.            Power and Authority. Each party hereto respectively represents and warrants that such party has full power and authority to enter into this Agreement and that, upon request of the Company, each Stockholder will execute any additional documents necessary in connection with the enforcement hereof.

4.            No Assignment; Binding Nature. No party may assign this Agreement in whole or in part, without the written consent of the other parties. This Agreement shall be binding upon the parties and their respective successors and permitted assigns.

5.	Miscellaneous.

5.1.         Severability of Invalid Provision. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

5.2.         Specific Performance. The parties agree that the covenants and obligations contained in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms hereof or thereof would cause irreparable injury in an amount which would be impossible to estimate or determine and for which any remedy at law would be inadequate. As such, the parties agree that if either party fails or refuses to fulfill any of its obligations under this Agreement, then the other party shall have the remedy of specific performance, which remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which such party might be entitled. The Stockholder therefore agrees that, in the event of any such breach or threatened breach of this Agreement or the terms and conditions hereof by the Stockholder, the Company shall be entitled, in addition to all other available remedies, to an injunction restraining any breach or threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

5.3.         Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED ACCORDING TO, THE LAWS OF THE STATE OF FLORIDA, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS PROVISIONS THEREOF AND SHALL BE BINDING UPON THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. Any judicial proceeding brought by or any party regarding any dispute arising out of this Agreement or any matter related hereto may be brought in the courts of the State of Florida and, by execution and delivery of this Agreement, each party hereby submits to the jurisdiction of such courts. EACH PARTY HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN CONNECTION WITH ANY MATTER CONTESTED UNDER, OR ARISING OUT OF, THIS AGREEMENT.

Monaker Group, Inc.
Director Compensation Lock-Up Agreement
April 7, 2021

5.4.        Review of Agreement and Representations. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement;

(d) said party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

5.5.        Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (email) or downloaded from a website or data room (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person.

[Remainder of page left intentionally blank. Signature page follows.]

Monaker Group, Inc.
Director Compensation Lock-Up Agreement
April 7, 2021

IN WITNESS WHEREOF, parties have caused this Agreement to be signed and delivered as of the date first set forth above.

THE COMPANY:

Monaker Group, Inc.

By:

Its:

Printed Name:

[Signature Pages of Stockholders follow.]

Monaker Group, Inc.
Director Compensation Lock-Up Agreement
April 7, 2021

STOCKHOLDER:

By:

Printed Name:

Shares:

Monaker Group, Inc.
Director Compensation Lock-Up Agreement
April 7, 2021